                              MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1999-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 2001, and with respect to the performance of the Trust during the month May, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

    1)The total amount of the distribution to Class A Certificateholders on June 15, 2001
      per $1,000 Original Principal Amount                                                                          3.7652083250
                                                                                                            --------------------

    2)The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount
                                                                                                                    3.7652083250
                                                                                                            --------------------

    3)The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount
                                                                                                                    0.0000000000
                                                                                                            --------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

    1)The amount of Class A Investor Charge Off's                                                                   0.0000000000
                                                                                                            --------------------

    2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per
      $1,000 Original Principal Amount                                                                              0.0000000000
                                                                                                            --------------------
    3)The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's                          0.0000000000
                                                                                                            --------------------

    4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount
      (which will have the effect of increasing, pro rata, the amount of each Series 1999-3 Investor
      Certificateholder's Investment)
                                                                                                                    0.0000000000
                                                                                                            --------------------


    5)The amount, if any, by which the outstanding principal balance of the Class A
      Certificates exceeds the Class A Invested Amount after giving effect to all transactions on
      such Distribution Date                                                                                        0.0000000000
                                                                                                            --------------------


C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

    1)The total amount of the distribution to Class B Certificateholders on June 15, 2001
      per $1,000 Original Principal Amount.                                                                         3.9632638000
                                                                                                            --------------------

    2)The amount of the distribution set forth in paragraph 1 above in respect of
      interest on the Class B Certificates, per $1,000 Original Principal Amount.                                   3.9632638000
                                                                                                            --------------------


    3)The amount of the distribution set forth in paragraph 1 above in respect of
      principal of the Class B Certificates, per $1,000 Original Principal Amount.                                  0.0000000000
                                                                                                            --------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

    1)The amount of Class B Investor Charge Off's                                                                   0.0000000000
                                                                                                            --------------------

    2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per
      $1,000 Original Principal Amount                                                                              0.0000000000
                                                                                                            --------------------

    3)The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's                          0.0000000000
                                                                                                            --------------------

    4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount
      (which will have the effect of increasing, pro rata, the amount of each Series  1999-3                        0.0000000000
      Investor Certificateholder's Investment)                                                              --------------------


    5)The amount, if any, by which the outstanding principal balance of the Class B
      Certificates exceeds the Class B Invested Amount after giving effect to all transactions on
      such Distribution Date                                                                                        0.0000000000
                                                                                                            --------------------

E)  Information Regarding Distributions to the Collateral Interest Holder
(Stated on the Basis of $1,000 Original Principal Amount)


    1)The total amount of the distribution to Collateral Interest Holder on Distribution Date:
      June 15, 2001 per $1,000 Original Principal Amount.                                                           6.0416666000
                                                                                                            --------------------

    2)The amount of the distribution set forth in paragraph 1 above in respect of
      interest on the Collateral Interest, per $1,000 Original Principal Amount.                                    6.0416666000
                                                                                                            --------------------


    3)The amount of the distribution set forth in paragraph 1 above in respect of
      principal of the Collateral Interest, per $1,000 Original Principal Amount.                                   0.0000000000
                                                                                                            --------------------

F)  Collateral Interest Investor Charge Off's and Reimbursement of Charge Off's
    1)The amount of Collateral Interest Investor Charge Off's                                                       0.0000000000
                                                                                                            --------------------

    2)The amount of Collateral Interest Investor Charge Off's set forth in paragraph 1
      above, per $1,000 Original Principal Amount                                                                   0.0000000000
                                                                                                            --------------------

    3)The total amount reimbursed to the Trust in respect of Collateral Interest
      Investor Charge Off's                                                                                         0.0000000000
                                                                                                            --------------------

    4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount                               0.0000000000
                                                                                                            --------------------



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